RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2013

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Reinsurance Segment - Unit Underwriting Results	4
d.	Gross Premiums Written and Managed Premiums	5
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	6

Balance Sheets
a.	Summary Consolidated Balance Sheets	7

Investments
a.	Investment Portfolio - Composition	8
b.	Summary of Other Investments	9
c.	Investment Income	10
d.	Investment Portfolio - Effective Yield and Credit Rating	11
e.	Investment Portfolio - Change in Portfolio Composition	12
f.	Fixed Maturity Investments - Corporate Sector	13
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	13

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	14
b.	Paid to Incurred Analysis	15

Other Items
a.	Earnings per Share	16
b.	Equity in Earnings of Other Ventures	17
c.	Other Income (Loss)	17
d.	Ratings	18

Comments on Regulation G		19 - 20

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 19 and 20 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's business consists of two reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company's ventures unit, and (2) Lloyd's, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended
	March 31, 2013	March 31, 2012
Highlights
Gross premiums written	$635,418	$664,151
Net premiums written	436,813	492,575
Net premiums earned	271,255	278,665
Net claims and claim expenses incurred	27,251	15,552
Underwriting income	172,981	196,619
Net investment income	43,615	66,971
Net income available to RenaissanceRe common shareholders	190,474	201,429
Net realized and unrealized gains on investments	13,850	46,113
Net other-than-temporary impairments	—	(134)
Operating income available to RenaissanceRe common shareholders (1)	176,624	155,450
Total assets	$8,096,920	$8,353,598
Total shareholders' equity attributable to RenaissanceRe	$3,563,105	$3,794,565
Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.23	$3.88
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.92	$2.98
Dividends per common share	$0.28	$0.27
Book value per common share	$71.07	$62.68
Tangible book value per common share (1)	$70.22	$61.84
Tangible book value per common share plus accumulated dividends (1)	$82.50	$73.03
Change in tangible book value per common share plus change in accumulated dividends (1)	4.8%	6.3%
Financial ratios
Net claims and claim expense ratio - current accident year	23.9%	25.6%
Net claims and claim expense ratio - prior accident years	(13.9)%	(20.0)%
Net claims and claim expense ratio - calendar year	10.0%	5.6%
Underwriting expense ratio	26.2%	23.8%
Combined ratio	36.2%	29.4%
Operating return on average common equity - annualized (1)	22.5%	19.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Revenues
Gross premiums written	$635,418	$83,745	$136,359	$667,336	$664,151
Net premiums written	$436,813	$77,417	$105,035	$427,630	$492,575
(Increase) decrease in unearned premiums	(165,558)	206,234	157,588	(183,214)	(213,910)
Net premiums earned	271,255	283,651	262,623	244,416	278,665
Net investment income	43,615	40,497	45,164	14,743	66,971
Net foreign exchange gains (losses)	1,756	1,272	3,001	2,410	(1,460)
Equity in earnings of other ventures	5,835	6,612	4,310	6,846	5,470
Other income (loss)	7,004	5,781	(881)	11,289	(39,094)
Net realized and unrealized gains on investments	13,850	10,617	76,258	31,003	46,113
Total other-than-temporary impairments	—	—	—	(234)	(161)
Portion recognized in other comprehensive income, before taxes	—	—	—	25	27
Net other-than-temporary impairments	—	—	—	(209)	(134)
Total revenues	343,315	348,430	390,475	310,498	356,531
Expenses
Net claims and claim expenses incurred	27,251	186,893	73,215	49,551	15,552
Acquisition expenses	25,009	39,385	24,438	25,608	24,111
Operational expenses	46,014	53,121	42,390	41,407	42,383
Corporate expenses	4,529	3,964	3,850	4,067	4,811
Interest expense	5,034	5,772	5,891	5,716	5,718
Total expenses	107,837	289,135	149,784	126,349	92,575
Income from continuing operations before taxes	235,478	59,295	240,691	184,149	263,956
Income tax (expense) benefit	(122)	(424)	(144)	(898)	37
Income from continuing operations	235,356	58,871	240,547	183,251	263,993
Income (loss) from discontinued operations	—	1,121	(54)	1,393	(173)
Net income	235,356	59,992	240,493	184,644	263,820
Net income attributable to noncontrolling interests	(38,607)	(9,692)	(51,083)	(33,624)	(53,641)
Net income attributable to RenaissanceRe	196,749	50,300	189,410	151,020	210,179
Dividends on preference shares	(6,275)	(8,645)	(8,750)	(8,750)	(8,750)
Net income available to RenaissanceRe common shareholders	$190,474	$41,655	$180,660	$142,270	$201,429
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$4.32	$0.86	$3.67	$2.75	$3.93
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	—	0.02	—	0.03	—
Net income available to RenaissanceRe common shareholders per common share - basic	$4.32	$0.88	$3.67	$2.78	$3.93
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	4.23	0.85	3.62	$2.72	$3.88
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	—	0.02	—	0.03	—
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.23	$0.87	$3.62	$2.75	$3.88
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.92	$0.65	$2.07	$2.14	$2.98
Operating return on average common equity - annualized (1)	22.5%	3.9%	12.7%	13.7%	19.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2013
	Reinsurance	Lloyd's	Other	Eliminations	Total
Gross premiums written	$561,126	$74,292	$—	$—	$635,418
Net premiums written	$380,872	$55,924	$17		$436,813
Net premiums earned	$233,460	$37,779	$16		$271,255
Net claims and claim expenses incurred	13,400	14,528	(677)		27,251
Acquisition expenses	18,059	6,916	34		25,009
Operational expenses	33,675	12,178	161		46,014
Underwriting income	$168,326	$4,157	$498		$172,981

Net claims and claim expenses incurred - current accident year	$47,029	$17,871	$—		$64,900
Net claims and claim expenses incurred - prior accident years	(33,629)	(3,343)	(677)		(37,649)
Net claims and claim expenses incurred - total	$13,400	$14,528	$(677)		$27,251

Net claims and claim expense ratio - current accident year	20.1%	47.3%	—%		23.9%
Net claims and claim expense ratio - prior accident years	(14.4)%	(8.8)%	(4,231.3)%		(13.9)%
Net claims and claim expense ratio - calendar year	5.7%	38.5%	(4,231.3)%		10.0%
Underwriting expense ratio	22.2%	50.5%	1,218.8%		26.2%
Combined ratio	27.9%	89.0%	(3,012.5)%		36.2%

	Three months ended March 31, 2012
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$609,762	$54,817	$—	$(428)	$664,151
Net premiums written	$458,638	$33,937	$—		$492,575
Net premiums earned	$253,818	$24,822	$25		$278,665
Net claims and claim expenses incurred	8,324	9,001	(1,773)		15,552
Acquisition expenses	19,386	4,668	57		24,111
Operational expenses	32,044	10,057	282		42,383
Underwriting income	$194,064	$1,096	$1,459		$196,619

Net claims and claim expenses incurred - current accident year	$55,144	$16,280	$—		$71,424
Net claims and claim expenses incurred - prior accident years	(46,820)	(7,279)	(1,773)		(55,872)
Net claims and claim expenses incurred - total	$8,324	$9,001	$(1,773)		$15,552

Net claims and claim expense ratio - current accident year	21.7%	65.6%	—%		25.6%
Net claims and claim expense ratio - prior accident years	(18.4)%	(29.3)%	(7,092.0)%		(20.0)%
Net claims and claim expense ratio - calendar year	3.3%	36.3%	(7,092.0)%		5.6%
Underwriting expense ratio	20.2%	59.3%	1,356.0%		23.8%
Combined ratio	23.5%	95.6%	(5,736.0)%		29.4%
(1) Represents $0.4 million of gross premiums ceded from the Reinsurance segment to the Lloyd's segment for the three months ended March 31, 2012.

3

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Three months ended March 31, 2013
	Catastrophe	Specialty	Total
Gross premiums written	$478,796	$82,330	$561,126
Net premiums written	$305,353	$75,519	$380,872
Net premiums earned	$186,651	$46,809	$233,460
Net claims and claim expenses incurred	2,708	10,692	13,400
Acquisition expenses	9,620	8,439	18,059
Operational expenses	26,115	7,560	33,675
Underwriting income	$148,208	$20,118	$168,326

Net claims and claim expenses incurred - current accident year	$21,176	$25,853	$47,029
Net claims and claim expenses incurred - prior accident years	(18,468)	(15,161)	(33,629)
Net claims and claim expenses incurred - total	$2,708	$10,692	$13,400

Net claims and claim expense ratio - current accident year	11.3%	55.2%	20.1%
Net claims and claim expense ratio - prior accident years	(9.8)%	(32.4)%	(14.4)%
Net claims and claim expense ratio - calendar year	1.5%	22.8%	5.7%
Underwriting expense ratio	19.1%	34.2%	22.2%
Combined ratio	20.6%	57.0%	27.9%

	Three months ended March 31, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$509,240	$100,522	$609,762
Net premiums written	$362,252	$96,386	$458,638
Net premiums earned	$215,055	$38,763	$253,818
Net claims and claim expenses incurred	(3,316)	11,640	8,324
Acquisition expenses	14,317	5,069	19,386
Operational expenses	25,328	6,716	32,044
Underwriting income	$178,726	$15,338	$194,064

Net claims and claim expenses incurred - current accident year	$31,623	$23,521	$55,144
Net claims and claim expenses incurred - prior accident years	(34,939)	(11,881)	(46,820)
Net claims and claim expenses incurred - total	$(3,316)	$11,640	$8,324

Net claims and claim expense ratio - current accident year	14.7%	60.7%	21.7%
Net claims and claim expense ratio - prior accident years	(16.2)%	(30.7)%	(18.4)%
Net claims and claim expense ratio - calendar year	(1.5)%	30.0%	3.3%
Underwriting expense ratio	18.4%	30.4%	20.2%
Combined ratio	16.9%	60.4%	23.5%

4

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Reinsurance Segment
Renaissance catastrophe premiums	$310,002	$13,743	$44,699	$345,094	$330,427
Renaissance specialty premiums	81,617	34,132	37,932	35,778	99,545
Total Renaissance premiums	391,619	47,875	82,631	380,872	429,972
DaVinci catastrophe premiums	168,794	9,781	25,006	234,644	178,813
DaVinci specialty premiums	713	—	—	1,523	977
Total DaVinci premiums	169,507	9,781	25,006	236,167	179,790
Total catastrophe unit premiums	478,796	23,524	69,705	579,738	509,240
Total specialty unit premiums	82,330	34,132	37,932	37,301	100,522
Total Reinsurance segment gross premiums written	$561,126	$57,656	$107,637	$617,039	$609,762

Lloyd's Segment
Specialty	$55,757	$24,390	$26,455	$32,925	$39,329
Catastrophe	18,535	1,761	2,267	17,372	15,488
Total Lloyd's segment gross premiums written	$74,292	$26,151	$28,722	$50,297	$54,817

Managed Premiums (1)
Total catastrophe unit gross premiums written	$478,796	$23,524	$69,705	$579,738	$509,240
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	32,382	1,781	5,382	31,180	34,305
Catastrophe premiums written in the Lloyd's segment	18,535	1,761	2,267	17,372	15,488
Total managed catastrophe premiums (1)	$529,713	$27,066	$77,354	$628,290	$559,033
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Revenues
Gross premiums written	$169,507	$9,781	$25,006	$236,167	$179,790
Net premiums written	$137,522	$7,012	$18,554	$185,088	$154,680
(Increase) decrease in unearned premiums	(45,906)	89,922	72,039	(104,070)	(59,543)
Net premiums earned	91,616	96,934	90,593	81,018	95,137
Net investment income	7,468	8,036	8,146	4,109	10,527
Net foreign exchange gains	130	804	1,115	1,465	76
Other loss	(548)	(1,161)	(1,384)	(1,222)	(462)
Net realized and unrealized (losses) gains on investments	(1,505)	790	21,553	7,025	16,666
Total revenues	97,161	105,403	120,023	92,395	121,944
Expenses
Net claims and claim expenses incurred	3,710	66,994	10,170	14,213	1,924
Acquisition expenses	24,274	14,528	22,783	19,051	24,099
Operational and corporate expenses	10,400	10,291	10,740	11,902	12,301
Interest expense	952	1,833	1,980	1,985	2,040
Total expenses	39,336	93,646	45,673	47,151	40,364
Net income	57,825	11,757	74,350	45,244	81,580
Net income attributable to redeemable noncontrolling interest	(118)	(28)	(152)	(95)	(167)
Net income available to DaVinciRe common shareholders	$57,707	$11,729	$74,198	$45,149	$81,413

Net claims and claim expenses incurred - current accident year	$10,283	$76,030	$14,330	$24,454	$14,826
Net claims and claim expenses incurred - prior accident years	(6,573)	(9,036)	(4,160)	(10,241)	(12,902)
Net claims and claim expenses incurred - total	$3,710	$66,994	$10,170	$14,213	$1,924

Net claims and claim expense ratio - current accident year	11.2%	78.4%	15.8%	30.2%	15.6%
Net claims and claim expense ratio - prior accident years	(7.2)%	(9.3)%	(4.6)%	(12.7)%	(13.6)%
Net claims and claim expense ratio - calendar year	4.0%	69.1%	11.2%	17.5%	2.0%
Underwriting expense ratio	37.9%	25.6%	37.0%	38.2%	38.3%
Combined ratio	41.9%	94.7%	48.2%	55.7%	40.3%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Assets
Fixed maturity investments trading, at fair value	$4,511,885	$4,665,421	$5,089,540	$4,948,955	$4,176,827
Fixed maturity investments available for sale, at fair value	45,254	83,442	94,826	108,102	125,292
Total fixed maturity investments, at fair value	4,557,139	4,748,863	5,184,366	5,057,057	4,302,119
Short term investments, at fair value	997,889	821,163	679,356	654,912	1,172,839
Equity investments trading, at fair value	555	58,186	57,617	55,381	53,080
Other investments, at fair value	652,802	644,711	752,000	743,568	806,782
Investments in other ventures, under equity method	92,054	87,724	82,212	79,692	76,723
Total investments	6,300,439	6,360,647	6,755,551	6,590,610	6,411,543
Cash and cash equivalents	335,625	325,358	249,123	264,232	260,982
Premiums receivable	654,368	491,365	701,240	971,546	703,932
Prepaid reinsurance premiums	170,216	77,082	189,592	278,242	143,690
Reinsurance recoverable	162,948	192,512	209,490	198,777	279,398
Accrued investment income	29,921	33,478	37,327	35,938	30,782
Deferred acquisition costs	77,914	52,622	83,222	106,027	71,162
Receivable for investments sold	163,584	168,673	344,367	311,658	237,372
Other assets	193,521	218,405	215,008	193,798	205,660
Goodwill and other intangibles	8,384	8,486	8,588	8,690	9,077
Total assets	$8,096,920	$7,928,628	$8,793,508	$8,959,518	$8,353,598
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,755,783	$1,879,377	$1,782,680	$1,801,247	$1,858,203
Unearned premiums	658,209	399,517	718,261	964,499	646,733
Debt	254,315	351,775	358,595	354,293	351,999
Reinsurance balances payable	380,939	290,419	356,136	396,669	285,207
Payable for investments purchased	397,517	278,787	576,052	519,619	361,460
Other liabilities	207,535	253,438	206,709	173,433	242,257
Liabilities of discontinued operations held for sale	—	—	1,318	1,959	12,539
Total liabilities	3,654,298	3,453,313	3,999,751	4,211,719	3,758,398
Redeemable noncontrolling interest - DaVinciRe	875,770	968,259	950,822	900,878	796,743
Shareholders' Equity
Preference shares	400,000	400,000	550,000	550,000	550,000
Common shares	44,510	45,542	48,228	50,609	51,765
Additional paid-in capital	—	—	—	—	379
Accumulated other comprehensive income	6,050	13,622	14,067	12,531	12,988
Retained earnings	3,112,545	3,043,901	3,226,661	3,229,870	3,179,433
Total shareholders' equity attributable to RenaissanceRe	3,563,105	3,503,065	3,838,956	3,843,010	3,794,565
Noncontrolling interest	3,747	3,991	3,979	3,911	3,892
Total shareholders' equity	3,566,852	3,507,056	3,842,935	3,846,921	3,798,457
Total liabilities, noncontrolling interests and shareholders' equity	$8,096,920	$7,928,628	$8,793,508	$8,959,518	$8,353,598

Book value per common share	$71.07	$68.14	$68.20	$65.07	$62.68

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
TYPE OF INVESTMENT
U.S. treasuries	$1,186,742	18.8%	$1,259,800	19.8%	$1,178,345	17.4%	$1,126,759	17.1%	$1,309,243	20.4%
Agencies	285,969	4.5%	315,154	5.0%	426,067	6.3%	436,691	6.7%	343,575	5.4%
Non-U.S. government (Sovereign debt)	199,561	3.2%	133,198	2.1%	156,473	2.3%	177,231	2.7%	130,899	2.0%
FDIC guaranteed corporate	—	—%	—	—%	14,105	0.2%	29,386	0.4%	103,554	1.6%
Non-U.S. government-backed corporate	291,077	4.6%	349,514	5.5%	371,186	5.5%	393,875	6.0%	501,160	7.8%
Corporate	1,603,571	25.5%	1,615,207	25.4%	1,719,627	25.5%	1,664,722	25.3%	1,146,211	17.9%
Agency mortgage-backed	440,538	7.0%	408,531	6.4%	580,823	8.6%	592,355	9.0%	319,215	5.0%
Non-agency mortgage-backed	240,217	3.8%	248,339	3.9%	224,619	3.3%	153,674	2.3%	108,047	1.7%
Commercial mortgage-backed	297,101	4.7%	406,166	6.4%	499,491	7.4%	470,167	7.1%	329,343	5.1%
Asset-backed	12,363	0.2%	12,954	0.2%	13,630	0.2%	12,197	0.2%	10,872	0.2%
Total fixed maturity investments, at fair value	4,557,139	72.3%	4,748,863	74.7%	5,184,366	76.7%	5,057,057	76.8%	4,302,119	67.1%
Short term investments, at fair value	997,889	15.8%	821,163	12.9%	679,356	10.1%	654,912	9.9%	1,172,839	18.3%
Equity investments trading, at fair value	555	—%	58,186	0.9%	57,617	0.9%	55,381	0.8%	53,080	0.8%
Other investments, at fair value	652,802	10.4%	644,711	10.1%	752,000	11.1%	743,568	11.3%	806,782	12.6%
Total managed investment portfolio	6,208,385	98.5%	6,272,923	98.6%	6,673,339	98.7%	6,510,918	98.9%	6,334,820	98.8%
Investments in other ventures, under equity method	92,054	1.5%	87,724	1.4%	82,212	1.2%	79,692	1.2%	76,723	1.2%
Total investments	$6,300,439	100.0%	$6,360,647	100.0%	$6,755,551	100.0%	$6,590,610	100.0%	$6,411,543	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$599,727	13.2%	$680,892	14.3%	$801,827	15.5%	$842,146	16.7%	$742,577	17.2%
AA	2,338,605	51.3%	2,429,172	51.2%	2,690,342	51.9%	2,626,291	51.9%	2,459,756	57.2%
A	791,902	17.4%	844,698	17.8%	936,264	18.0%	917,152	18.1%	574,809	13.4%
BBB	305,241	6.7%	322,527	6.8%	336,207	6.5%	319,760	6.3%	272,616	6.3%
Non-investment grade and not rated	521,664	11.4%	471,574	9.9%	419,726	8.1%	351,708	7.0%	252,361	5.9%
Total fixed maturity investments, at fair value	$4,557,139	100.0%	$4,748,863	100.0%	$5,184,366	100.0%	$5,057,057	100.0%	$4,302,119	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$215,538	4.7%	$433,074	9.1%	$417,722	8.0%	$405,636	8.0%	$386,259	9.0%
Due after one through five years	2,639,058	57.9%	2,389,856	50.3%	2,633,322	50.8%	2,624,676	52.0%	2,367,344	55.0%
Due after five through ten years	569,929	12.5%	711,844	15.0%	671,408	13.0%	652,909	12.9%	646,091	15.0%
Due after ten years	142,395	3.1%	138,099	2.9%	143,351	2.8%	145,443	2.9%	134,948	3.1%
Mortgage-backed securities	977,856	21.5%	1,063,036	22.4%	1,304,933	25.2%	1,216,196	24.0%	756,605	17.6%
Asset-backed securities	12,363	0.3%	12,954	0.3%	13,630	0.2%	12,197	0.2%	10,872	0.3%
Total fixed maturity investments, at fair value	$4,557,139	100.0%	$4,748,863	100.0%	$5,184,366	100.0%	$5,057,057	100.0%	$4,302,119	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.4%		1.4%		1.4%		1.8%		1.6%
Average duration of fixed maturities and short term investments	2.3		2.2		2.2		2.2		2.3

8

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
TYPE OF INVESTMENT
Private equity partnerships	$345,666	$344,669	$359,880	$360,268	$389,451
Senior secured bank loan funds	204,114	202,929	279,839	269,317	266,141
Catastrophe bonds	75,019	91,310	106,319	106,470	95,827
Hedge funds	5,219	5,803	5,962	6,243	22,310
Non-U.S. fixed income funds	—	—	—	—	31,713
Miscellaneous other investments	22,784	—	—	1,270	1,340
Total other investments, at fair value	$652,802	$644,711	$752,000	$743,568	$806,782

TYPE OF INVESTMENT
Private equity partnerships	52.9%	53.4%	47.9%	48.5%	48.2%
Senior secured bank loan funds	31.3%	31.5%	37.2%	36.2%	33.0%
Catastrophe bonds	11.5%	14.2%	14.1%	14.3%	11.9%
Hedge funds	0.8%	0.9%	0.8%	0.8%	2.8%
Non-U.S. fixed income funds	—%	—%	—%	—%	3.9%
Miscellaneous other investments	3.5%	—%	—%	0.2%	0.2%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

9

RenaissanceRe Holdings Ltd.
Investment Income

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Fixed maturity investments	$24,310	$28,922	$24,785	$22,436	$26,333
Short term investments	318	54	219	234	500
Equity investments trading	—	554	181	181	170
Other investments
Hedge funds and private equity investments	14,880	8,192	10,383	(10,413)	28,473
Other	6,995	5,902	12,737	4,975	14,170
Cash and cash equivalents	52	51	63	54	26
	46,555	43,675	48,368	17,467	69,672
Investment expenses	(2,940)	(3,178)	(3,204)	(2,724)	(2,701)
Net investment income	43,615	40,497	45,164	14,743	66,971

Gross realized gains	34,080	22,152	19,891	19,458	36,286
Gross realized losses	(4,554)	(3,650)	(2,811)	(3,294)	(6,950)
Net realized gains on fixed maturity investments	29,526	18,502	17,080	16,164	29,336
Net unrealized (losses) gains on fixed maturity investments trading	(23,065)	(8,454)	56,942	12,538	14,257
Net realized gains on equity investments trading	17,561	—	—	—	—
Net unrealized (losses) gains on equity investments trading	(10,172)	569	2,236	2,301	2,520
Net realized and unrealized gains on investments	13,850	10,617	76,258	31,003	46,113
Total other-than-temporary impairments	—	—	—	(234)	(161)
Portion recognized in other comprehensive income, before taxes	—	—	—	25	27
Net other-than-temporary impairments	—	—	—	(209)	(134)

Change in net unrealized gains on fixed maturity investments available for sale	(6,067)	(784)	1,326	(706)	778

Total investment income	$51,398	$50,330	$122,748	$44,831	$113,728

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
March 31, 2013	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$997,889	$997,889	15.8%	0.1%	$921,775	$68,574	$2,692	$4,070	$35	$743
		100.0%			92.4%	6.9%	0.2%	0.4%	—%	0.1%
Fixed maturity investments
U.S. treasuries	1,184,037	1,186,742	18.8%	0.5%	—	1,186,742	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	264,638	266,087	4.2%	0.6%	—	266,087	—	—	—	—
Other agencies	19,736	19,882	0.3%	0.9%	—	19,882	—	—	—	—
Total agencies	284,374	285,969	4.5%	0.7%	—	285,969	—	—	—	—
Non-U.S. government (Sovereign debt)	197,700	199,561	3.2%	1.5%	133,493	25,374	10,188	16,085	14,184	237
Non-U.S. government-backed corporate	291,186	291,077	4.6%	0.7%	230,038	51,629	6,205	—	3,205	—
Corporate	1,554,927	1,603,571	25.5%	2.5%	27,894	251,145	740,956	266,401	303,233	13,942
Mortgage-backed
Residential mortgage-backed
Agency securities	437,511	440,538	7.0%	2.0%	—	440,538	—	—	—	—
Non-agency securities - Prime	117,919	125,909	2.0%	3.4%	13,349	7,312	3,135	9,017	93,096	—
Non-agency securities - Alt A	103,457	114,308	1.8%	4.8%	2,230	2,582	8,361	13,738	87,397	—
Total residential mortgage-backed	658,887	680,755	10.8%	2.8%	15,579	450,432	11,496	22,755	180,493	—
Commercial mortgage-backed	286,943	297,101	4.7%	1.9%	180,360	87,314	23,057	—	—	6,370
Total mortgage-backed	945,830	977,856	15.5%	2.5%	195,939	537,746	34,553	22,755	180,493	6,370
Asset-backed
Credit cards	4,270	4,635	0.1%	1.6%	4,635	—	—	—	—	—
Auto loans	1,680	1,732	—%	0.5%	1,732	—	—	—	—	—
Student loans	1,532	1,542	—%	0.9%	1,542	—	—	—	—	—
Other	4,073	4,454	0.1%	—%	4,454	—	—	—	—	—
Total asset-backed	11,555	12,363	0.2%	0.8%	12,363	—	—	—	—	—
Total securitized assets	957,385	990,219	15.7%	2.5%	208,302	537,746	34,553	22,755	180,493	6,370
Total fixed maturity investments	4,469,609	4,557,139	72.3%	1.7%	599,727	2,338,605	791,902	305,241	501,115	20,549
		100.0%			13.2%	51.3%	17.4%	6.7%	11.0%	0.4%
Equity investments trading		555	—%		—	—	—	—	—	555
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		345,666	5.5%		—	—	—	—	—	345,666
Senior secured bank loan funds		204,114	3.2%		—	—	—	—	175,577	28,537
Catastrophe bonds		75,019	1.2%		—	—	—	—	70,769	4,250
Hedge funds		5,219	0.1%		—	—	—	—	—	5,219
Miscellaneous other investments		22,784	0.4%		—	—	—	—	—	22,784
Total other investments		652,802	10.4%		—	—	—	—	246,346	406,456
		100.0%			—%	—%	—%	—%	37.7%	62.3%
Investments in other ventures		92,054	1.5%		—	—	—	—	—	92,054
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,300,439	100.0%		$1,521,502	$2,407,179	$794,594	$309,311	$747,496	$520,357
		100.0%			24.1%	38.2%	12.6%	4.9%	11.9%	8.3%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

11

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	March 31, 2013		December 31, 2012		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$997,889	15.8%	$821,163	12.9%	$176,726	2.9%
Fixed maturity investments
U.S. treasuries	1,186,742	18.8%	1,259,800	19.8%	(73,058)	(1.0)%
Agencies
Fannie Mae & Freddie Mac	266,087	4.2%	292,098	4.6%	(26,011)	(0.4)%
Other agencies	19,882	0.3%	23,056	0.4%	(3,174)	(0.1)%
Total agencies	285,969	4.5%	315,154	5.0%	(29,185)	(0.5)%
Non-U.S. government (Sovereign debt)	199,561	3.2%	133,198	2.1%	66,363	1.1%
Non-U.S. government-backed corporate	291,077	4.6%	349,514	5.5%	(58,437)	(0.9)%
Corporate	1,603,571	25.5%	1,615,207	25.4%	(11,636)	0.1%
Mortgage-backed
Residential mortgage-backed
Agency securities	440,538	7.0%	408,531	6.4%	32,007	0.6%
Non-agency securities - Prime	125,909	2.0%	131,819	2.1%	(5,910)	(0.1)%
Non-agency securities - Alt A	114,308	1.8%	116,520	1.8%	(2,212)	—%
Total residential mortgage-backed	680,755	10.8%	656,870	10.3%	23,885	0.5%
Commercial mortgage-backed	297,101	4.7%	406,166	6.4%	(109,065)	(1.7)%
Total mortgage-backed	977,856	15.5%	1,063,036	16.7%	(85,180)	(1.2)%
Asset-backed
Credit cards	4,635	0.1%	4,623	0.1%	12	—%
Auto loans	1,732	—%	2,238	—%	(506)	—%
Student loans	1,542	—%	1,650	—%	(108)	—%
Other	4,454	0.1%	4,443	0.1%	11	—%
Total asset-backed	12,363	0.2%	12,954	0.2%	(591)	—%
Total securitized assets	990,219	15.7%	1,075,990	16.9%	(85,771)	(1.2)%
Total fixed maturity investments	4,557,139	72.3%	4,748,863	74.7%	(191,724)	(2.4)%
Equity investments trading	555	—%	58,186	0.9%	(57,631)	(0.9)%
Other investments
Private equity partnerships	345,666	5.5%	344,669	5.4%	997	0.1%
Senior secured bank loan funds	204,114	3.2%	202,929	3.2%	1,185	—%
Catastrophe bonds	75,019	1.2%	91,310	1.4%	(16,291)	(0.2)%
Hedge funds	5,219	0.1%	5,803	0.1%	(584)	—%
Miscellaneous other investments	22,784	0.4%	—	—%	22,784	0.4%
Total other investments	652,802	10.4%	644,711	10.1%	8,091	0.3%
Investments in other ventures	92,054	1.5%	87,724	1.4%	4,330	0.1%
Total managed investment portfolio	$6,300,439	100.0%	$6,360,647	100.0%	$(60,208)

12

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	March 31, 2013
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$722,244	$18,899	$151,154	$434,319	$60,431	$45,408	$12,033
Industrial, utilities and energy	300,971	6,837	28,508	97,347	94,131	73,747	401
Communications and technology	220,491	1,254	12,677	102,893	37,385	64,789	1,493
Consumer	180,963	—	14,058	53,237	40,077	73,576	15
Health care	101,310	—	39,124	30,969	6,416	24,801	—
Basic materials	60,960	—	—	14,548	25,953	20,459	—
Other	16,632	904	5,624	7,643	2,008	453	—
Total corporate fixed maturity investments, at fair value (1)	$1,603,571	$27,894	$251,145	$740,956	$266,401	$303,233	$13,942

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	March 31, 2013
Issuer	Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.	$62,540	$1,534	$61,006
General Electric Company	62,264	—	62,264
Citigroup Inc.	54,712	—	54,712
Bank of America Corp.	53,659	—	53,659
Goldman Sachs Group Inc.	50,986	—	50,986
Morgan Stanley	35,502	—	35,502
HSBC Holdings PLC	34,199	24	34,175
Wells Fargo & Co.	27,759	—	27,759
Verizon Communications Inc.	22,995	—	22,995
Ford Motor Co.	21,879	—	21,879
Total (2)	$426,495	$1,558	$424,937

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

13

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2013
Catastrophe	$608,907	$216,050	$240,581	$1,065,538
Specialty	104,771	76,732	289,515	471,018
Total Reinsurance	713,678	292,782	530,096	1,536,556
Lloyd's	29,325	11,615	116,850	157,790
Other	15,534	6,635	39,268	61,437
Total	$758,537	$311,032	$686,214	$1,755,783

December 31, 2012
Catastrophe	$706,264	$222,208	$255,786	$1,184,258
Specialty	111,234	80,971	286,108	478,313
Total Reinsurance	817,498	303,179	541,894	1,662,571
Lloyd's	29,260	10,548	109,662	149,470
Other	17,016	8,522	41,798	67,336
Total	$863,774	$322,249	$693,354	$1,879,377

September 30, 2012
Catastrophe	$703,573	$229,511	$168,185	$1,101,269
Specialty	121,427	88,538	272,481	482,446
Total Reinsurance	825,000	318,049	440,666	1,583,715
Lloyd's	26,631	7,528	92,413	126,572
Other	19,556	8,478	44,359	72,393
Total	$871,187	$334,055	$577,438	$1,782,680

June 30, 2012
Catastrophe	$698,335	$306,158	$160,478	$1,164,971
Specialty	123,978	87,277	247,290	458,545
Total Reinsurance	822,313	393,435	407,768	1,623,516
Lloyd's	19,219	7,920	74,411	101,550
Other	21,605	8,336	46,240	76,181
Total	$863,137	$409,691	$528,419	$1,801,247

March 31, 2012
Catastrophe	$633,228	$243,651	$350,708	$1,227,587
Specialty	135,492	53,045	270,225	458,762
Total Reinsurance	768,720	296,696	620,933	1,686,349
Lloyd's	18,421	7,579	67,101	93,101
Other	20,810	5,338	52,605	78,753
Total	$807,951	$309,613	$740,639	$1,858,203

14

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2013			Three months ended March 31, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,879,377	$192,512	$1,686,865	$1,992,354	$404,029	$1,588,325
Incurred losses and loss expenses
Current year	69,994	5,094	64,900	77,931	6,507	71,424
Prior years	(35,996)	1,653	(37,649)	(62,649)	(6,777)	(55,872)
Total incurred losses and loss expenses	33,998	6,747	27,251	15,282	(270)	15,552
Paid losses and loss expenses
Current year	1,139	—	1,139	7,657	—	7,657
Prior years	156,453	36,311	120,142	141,776	124,361	17,415
Total paid losses and loss expenses	157,592	36,311	121,281	149,433	124,361	25,072
Reserve for losses and loss expenses, end of period	$1,755,783	$162,948	$1,592,835	$1,858,203	$279,398	$1,578,805

15

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Numerator:
Net income available to RenaissanceRe common shareholders	$190,474	$41,655	$180,660	$142,270	$201,429
Amount allocated to participating common shareholders (1)	(2,918)	(640)	(2,787)	(2,236)	(3,404)
	$187,556	$41,015	$177,873	$140,034	$198,025
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,461	46,442	48,394	50,278	50,377
Per common share equivalents of employee stock options and restricted shares	829	855	725	734	604
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	44,290	47,297	49,119	51,012	50,981

Basic income per RenaissanceRe common share	$4.32	$0.88	$3.67	$2.78	$3.93
Diluted income per RenaissanceRe common share	$4.23	$0.87	$3.62	$2.75	$3.88

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

16

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Top Layer Re	$4,126	$5,972	$4,970	$5,113	$4,737
Tower Hill Companies	1,581	174	1,930	1,744	1,117
Other	128	466	(2,590)	(11)	(384)
Total equity in earnings of other ventures	$5,835	$6,612	$4,310	$6,846	$5,470

Other Income (Loss)

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Weather and energy risk management operations	$8,713	$8,631	$172	$5,875	$(35,463)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(1,931)	(3,255)	(3,696)	4,082	(1,779)
Other items	222	405	2,643	1,332	(1,852)
Total other income (loss)	$7,004	$5,781	$(881)	$11,289	$(39,094)

17

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P (4)	Moody's	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	A+	A3	—
RenaissanceRe Specialty Risks	A	A	—	—
Top Layer Re	A+	AA	—	—
Renaissance Reinsurance of Europe	A+	AA-	—	—

LLOYD'S SEGMENT
Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

RENAISSANCERE (3)	—	Excellent	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies in the Reinsurance segment reflect the insurer's financial strength rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4) The S&P ratings for the companies in the Reinsurance segment reflect, in addition to the insurer's financial strength rating, the insurer's issuer credit rating.

18

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, net other-than-temporary impairments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income available to RenaissanceRe common shareholders	$190,474	$41,655	$180,660	$142,270	$201,429
Adjustment for net realized and unrealized gains on investments	(13,850)	(10,617)	(76,258)	(31,003)	(46,113)
Adjustment for net other-than-temporary impairments	—	—	—	209	134
Operating income available to RenaissanceRe common shareholders	$176,624	$31,038	$104,402	$111,476	$155,450

Net income available to RenaissanceRe common shareholders per common share - diluted	$4.23	$0.87	$3.62	$2.75	$3.88
Adjustment for net realized and unrealized gains on investments	(0.31)	(0.22)	(1.55)	(0.61)	(0.90)
Adjustment for net other-than-temporary impairments	—	—	—	—	—
Operating income available to RenaissanceRe common shareholders per common share - diluted	$3.92	$0.65	$2.07	$2.14	$2.98

Return on average common equity - annualized	24.3%	5.2%	22.0%	17.5%	25.6%
Adjustment for net realized and unrealized gains on investments	(1.8)%	(1.3)%	(9.3)%	(3.8)%	(5.9)%
Adjustment for net other-than-temporary impairments	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	22.5%	3.9%	12.7%	13.7%	19.7%

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Book value per common share	$71.07	$68.14	$68.20	$65.07	$62.68
Adjustment for goodwill and other intangibles (1)	(0.85)	(0.86)	(0.85)	(0.83)	(0.84)
Tangible book value per common share	70.22	67.28	67.35	64.24	61.84
Adjustment for accumulated dividends	12.28	12.00	11.73	11.46	11.19
Tangible book value per common share plus accumulated dividends	$82.50	$79.28	$79.08	$75.70	$73.03

Quarter change in book value per common share	4.3%	(0.1)%	4.8%	3.8%	5.8%
Quarter change in tangible book value per common share plus change in accumulated dividends	4.8%	0.3%	5.3%	4.3%	6.3%

(1)
At March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, goodwill and other intangibles included $29.3 million, $30.4 million, $32.2 million, $33.3 million and $34.5 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

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